UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2009

MATECH Corp.
(Exact name of registrant as specified in its chapter)

Delaware	333-23617	95-4622822
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11661 San Vicente Boulevard, Suite 707
Los Angeles, CA 90049
(Address of principal executive offices)

(310) 208-5589
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Section 7 – Regulation FD
Item 7.01       Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is the Matech Corp. (the ÒCompanyÓ) Business Development Update dated June 23, 2009. Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed ÒfiledÓ for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits
Item 9.01       Financial Statements and Exhibits

(c)        The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Business Development Update, dated June 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 2009	MATECH CORP., a Delaware corporation

	By:	/s/ Robert M. Bernstein
By: Robert M. Bernstein
Its: Chief Executive Officer